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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): August 23, 2005


                           National Waterworks, Inc.
          -----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware               333-102430                05-0532711
-------------------------  --------------------------  --------------------
(State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                        Identification No.)


                         200 West Highway 6, Suite 620
                               Waco, Texas 76712
          -----------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (254) 772-5355

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.      Other Events.

     On August 23, 2005, National Waterworks, Inc. (the "Company") issued a press release announcing the pricing with respect to the tender offer and consent solicitation originally launched by the Company on July 1, 2005, for any and all of the outstanding $200,000,000 aggregate principal amount of 10.50% Senior Subordinated Notes, Series B, due 2012 issued by the Company, as amended on July 19, 2005 and August 15, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

(c) Exhibits:

Exhibit         Document
  No.
-------         --------

99.1            Press Release of National Waterworks, Inc. dated August 23, 2005


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NATIONAL WATERWORKS, INC.
                                                (Registrant)



August 23, 2005                          By: /s/ Philip Keipp
                                             --------------------
                                             Name: Philip Keipp
                                             Title: Vice President and Chief
                                               Financial Officer


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                                 EXHIBIT INDEX


Exhibit No.     Document
-----------     --------

99.1            Press Release of National Waterworks, Inc. dated August 23, 2005


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